Exhibit 10.9

THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT
This THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT (this “Amendment”) is dated to be effective as of the 1st day of July, 2016, by and among (a) Western Refining Southwest, Inc., an Arizona corporation (“WRSW”), and Western Refining Company, L.P., a Delaware limited partnership (“WRCLP”), and (b) Western Refining Wholesale, LLC, a Delaware limited liability company (“Buyer”). WRSW and WRCLP are individually and collectively referred to as “Seller” and shall be jointly and severally liable for the obligations of Seller contained herein and, except as otherwise expressly contemplated in this Amendment, shall be treated for all purposes contained in this Amendment as a single Party. Seller and Buyer are individually referred to herein as “Party” and collectively as the “Parties”.
Recitals:
WHEREAS, Buyer and Seller entered into that certain Product Supply Agreement, dated as of October 15, 2014, as amended by that certain First Amendment Product Supply Agreement, dated to be effective as of October 15, 2014, and the Second Amendment to Product Supply Agreement, dated to be effective as of January 1, 2016 (as amended, the “Supply Agreement”); and
WHEREAS, Buyer and Seller desire to amend the Supply Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants contained herein, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
Recitals; Definitions. The recitals set forth above are true and correct and are incorporated herein by this reference. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Supply Agreement.

2.	Amendment. Exhibit C of the Supply Agreement is deleted in its entirety and replaced with the Exhibit C attached hereto as Attachment 1.

3.
References. All references to the Supply Agreement in any document, instrument, agreement or writing delivered in connection with, or pursuant to, the Supply Agreement (as amended hereby) shall hereafter be deemed to refer to the Supply Agreement as amended hereby.

4.	Other Provisions. The provisions of Article VII of the Supply Agreement are incorporated herein by this reference as if set out fully herein and shall apply in all respects to this Amendment.

5.
Ratification. The terms and conditions of the Supply Agreement, as amended hereby, are hereby ratified, confirmed and approved in their entirety by Buyer and Seller, shall continue in full force and effect and are enforceable in accordance therewith.

[Remainder of page intentionally left blank; Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

WESTERN REFINING SOUTHWEST, INC.

By:	/s/ MARK J. SMITH
Name:	Mark J. Smith
Title:	President - Refining and Marketing
Date:	7/25/16

WESTERN REFINING COMPANY, L.P. By Western Refining GP, LLC, its general partner

By:	/s/ MARK J. SMITH
Name:	Mark J. Smith
Title:	President - Refining and Marketing
Date:	7/25/16

WESTERN REFINING, WHOLESALE, LLC

By:	/s/ JEFF A. STEVENS
Name:	Jeff A. Stevens
Title:	President and Chief Executive Officer
Date:	7/25/16

[Signature page to Third Amendment to Product Supply Agreement]